                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                          --------------------

                                FORM 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report: (Date of Earliest Event Reported):  November 19, 1999
                            (October 15, 1999)


                           --------------------


                              CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

          Maryland                1-10360                52-1622022
(State or other jurisdiction    (Commission           (I.R.S. Employer
   of incorporation)             File Number)         Identification No.)

                            ---------------------


                            11200 Rockville Pike
                         Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrant)

                               (301) 816-2300
            (Registrant's telephone number, including area code)

Item 5.  Other Events
---------------------

     Attached as exhibits to this Current Report on Form 8-K are (1) a press release issued by the Company on October 15, 1999, (2) a press release issued by the Company on November 2, 1999 and (3) a press release issued by the Company on November 15, 1999. Each of the above referenced documents is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

99.1     Press Release issued by CRIIMI MAE Inc. on October 15, 1999.

99.2     Press Release issued by CRIIMI MAE Inc. on November 2, 1999.

99.3     Press Release issued by CRIIMI MAE Inc. on November 15, 1999.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CRIIMI MAE Inc.



Dated:  November 19, 1999             /s/ William B. Dockser
-------------------------             ----------------------
                                      William B. Dockser
                                      Chairman of the Board

                                EXHIBIT INDEX

Exhibit
No.                                         Description
--------------------------------------------------------------------------------

*99.1    Press Release issued by CRIIMI MAE Inc. on October 15, 1999.

*99.2    Press Release issued by CRIIMI MAE Inc. on November 2, 1999.

*99.3    Press Release issued by CRIIMI MAE Inc. on November 15, 1999.





*Filed herewith.

EXHIBIT 99.1

                  Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  Andrew P. Blocher
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451


     CRIIMI MAE HEARING AND DISCLOSURE STATEMENT DEADLINE RESCHEDULED TO NOVEMBER 1, 1999

     ROCKVILLE, MARYLAND, October 15, 1999 - (NYSE:CMM) - Judge Duncan W. Keir of the United States Bankruptcy Court in Greenbelt, Md. has rescheduled to November 1, 1999, a hearing on a motion by CRIIMI MAE Inc. to approve bidding protection provisions of the recently announced Stock Purchase Agreement (the "Apollo Purchase Agreement") with an affiliate of Apollo Real Estate Advisors IV, L.P. ("Apollo"). The hearing had previously been scheduled to take place today. Judge Keir also extended to November 1, 1999, the due date for CRIIMI MAE Inc. and two affiliates to file their proposed disclosure statement for their Joint Plan of Reorganization.

     On September 9, 1999, CRIIMI MAE announced that Apollo agreed, subject to a number of conditions, to participate in financing an approximately $910 million plan of reorganization whereby CRIIMI MAE would emerge from Chapter 11.

     On October 5, 1998, the Company and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, the Company had been actively involved in acquiring, originating, securitizing and servicing multi-family and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The Company continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliates, acts as a servicer for its own as well as third party securitizations.

     Note: Except for historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability of the capital markets, the ability of the Company to obtain the reorganization financing called for by the Joint Plan of Reorganization filed by the Company and two affiliates (the "Plan"), the trends in the CMBS market, competitive pressures, the effect of future losses on CRIIMI MAE's need for liquidity, the ability to obtain bankruptcy court approval of the Apollo Purchase Agreement including the bidding protection provisions therein, the successful completion of due diligence by Apollo, the satisfaction of all conditions to closing the Apollo Purchase Agreement and reorganization financing, confirmation and effectiveness of the Plan, the possible confirmation of an alternative plan, the ability to obtain bankruptcy court approval of the disclosure statement, the effects of the bankruptcy proceeding on CRIIMI MAE's ongoing business, the action of CRIIMI MAE's creditors and equity securityholders, and the outcome of litigation to which the Company is a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including the report on Form 10-K for the year ended December 31, 1998 and the Form 10-Q for the quarter ended June 30, 1999.

     More   information   on  CRIIMI  MAE  is   available  on  its  web  site  -
www.criimimaeinc.com - or for investors, call Susan Railey, 301-468-3120 or for news media, call Jim Pastore, 202-546-6451.

EXHIBIT 99.2

                  Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  Andrew P. Blocher
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451

     CRIIMI MAE HEARING ON BID PROTECTION AND DEADLINE FOR DISCLOSURE STATEMENT FILING POSTPONED UNTIL AFTER NOVEMBER 15, 1999

     ROCKVILLE, MD, November 2, 1999 - (NYSE:CMM) - On November 1, 1999, Judge Duncan W. Keir of the United States Bankruptcy Court in Greenbelt, MD approved a motion (filed by CRIIMI MAE Inc. with the support of the Official Committee of Unsecured Creditors and the Official Committee of Equity Securities Holders (the "Committees")) to postpone until after November 15, 1999 the hearing on the pending motion to approve the bidding protection provisions in the Stock Purchase Agreement ("Agreement") entered into by CRIIMI MAE with an affiliate of Apollo Real Estate Advisors IV, L.P. ("Apollo") on September 9, 1999. Likewise, the date for the Company and two affiliates to file the proposed disclosure statement with respect to its Joint Plan of Reorganization was extended to the same date. The Court approved the immediate payment of $400,000 to Apollo for reimbursement of expenses incurred with respect to the Agreement, continuing negotiations, due diligence and related matters. The Court was advised of active discussions among the Company, Apollo and the Committees to fashion an amended plan of reorganization that can be supported by such parties.

     On October 5, 1998, the Company and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, the Company had been actively involved in acquiring, originating, securitizing and servicing multi-family and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The Company continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

     More   information   on  CRIIMI  MAE  is   available  on  its  web  site  -
www.criimimaeinc.com - or for investors, call Susan Railey, 301-468-3120 or for news media, call Jim Pastore, 202-546-6451.

     Note: Except for historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability of the capital markets, the ability of the Company to obtain the reorganization financing called for by the Joint Plan of Reorganization filed by the Company and two affiliates (the "Plan"), the trends in the CMBS market, competitive pressures, the effect of future losses on CRIIMI MAE's need for liquidity, the ability to obtain bankruptcy court approval of the Apollo Stock Purchase Agreement including the bidding protection provisions therein, the successful completion of due diligence by Apollo, the satisfaction of all conditions to closing the Apollo Stock Purchase Agreement and reorganization financing, confirmation and effectiveness of the Plan, the ability to fashion an Amended Plan that can be confirmed, the possible confirmation of an alternative plan, the ability to obtain bankruptcy court approval of a disclosure statement, the effects of the bankruptcy proceeding on CRIIMI MAE's ongoing business, the action of CRIIMI MAE's creditors and equity securityholders, and the outcome of litigation to which the Company is a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including the report on Form 10-K for the year ended December 31, 1998 and the Form 10-Q for the quarter ended June 30, 1999.

                                      ###

EXHIBIT 99.3

                  Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  Andrew P. Blocher
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451

CRIIMI MAE REPORTS THIRD QUARTER 1999 RESULTS
---------------------------------------------

     Rockville, MD, November 15, 1999 - (NYSE: CMM) - CRIIMI MAE Inc., the commercial mortgage company that filed a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code on October 5, 1998, today reported results for the three and nine months ended September 30, 1999.

     Under generally accepted accounting principles (GAAP), net income available to common shareholders for the three months ended September 30, 1999 was $8.1 million. This compares to a net loss for last year's third quarter of approximately $8.7 million. On a per share basis, the third quarter's net income was 14 cents per diluted share and 15 cents per basic share. This compares to last year's net loss for the third quarter of 18 cents per diluted share and 18 cents per basic share.

     On a tax basis, CRIIMI MAE had a loss for the third quarter of approximately $17.8 million, or 33 cents per share. For last year's third quarter, tax basis income available to common shareholders was approximately $19.9 million, or 41 cents per share. For the first nine months of 1999, tax basis income was approximately $13.7 million, or 26 cents per share, compared to approximately $57.3 million, or $1.22 per share, for the first nine months of 1998.

     The sale of unsecuritized mortgage loans in one of the Company's warehouse facilities in the third quarter of 1999 resulted in cumulative losses of approximately $36.3 million under both GAAP and tax accounting. Under GAAP, $35.2 million of these losses were recognized in prior quarters, and $1.1 million in losses were recognized in the third quarter of 1999. Under tax basis accounting, the entire loss of $36.3 million was recognized in the third quarter of 1999, when the actual loan sales took place.

     CRIIMI MAE's shareholders' equity decreased to approximately $259 million ($3.86 per diluted share) at quarter end, from approximately $281 million ($4.24 per diluted share) at June 30, 1999. The decrease in shareholders' equity during the quarter primarily resulted from an aggregate $30.5 million decrease in the fair value of the Company's portfolio of commercial mortgage-backed securities
(CMBS) and insured mortgage securities.

     The Company's net interest margin decreased by approximately $1.2 million under GAAP and approximately $370,000 on a tax basis for the third quarter of 1999 compared to the third quarter of 1998. The decreases in net interest margin were primarily due to an increase in interest expense related to certain financing facilities that were outstanding for only a portion of last year's third quarter, versus the entire third quarter of 1999.

     Other items that contributed to the changes in earnings during these periods are identified in the tables that follow.

     The date currently set by the Bankruptcy Court for CRIIMI MAE and its two affiliates to file a proposed disclosure statement with respect to their Joint Plan of Reorganization is December 6, 1999. Judge Duncan W. Keir has also scheduled a hearing for that date on a pending motion to approve the bidding protection provisions in the Stock Purchase Agreement ("Agreement") entered into on September 9, 1999 by CRIIMI MAE and an affiliate of Apollo Real Estate Advisors IV, L.P. ("Apollo"). CRIIMI MAE, Apollo and the Official Committee of Unsecured Creditors of CRIIMI MAE and the Official Committee of Equity Securities Holders (collectively, the "Committees") have been actively engaged in discussions to fashion an amended plan of reorganization that can be supported by these parties.

     Before filing for reorganization, CRIIMI MAE had been actively involved in acquiring, originating, securitizing and servicing multifamily and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its subordinated CMBS acquisition, origination and securitization programs. The Company, however, continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

     More   information   on  CRIIMI  MAE  is   available  on  its  web  site  -
www.criimimaeinc.com or for investors, call Susan Railey, 301-468-3120 or for news media, call Jim Pastore, 202-546-6451.

     Note: Except for historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability of the capital markets, the ability of the Company to obtain the reorganization financing, including but not limited to the sale of selected CMBS to a party or parties for the necessary proceeds, called for by the Joint Plan of Reorganization filed by the Company and two affiliates, as such plan may be subsequently amended (the "Plan"), the trends in the CMBS market, competitive pressures, the effect of future losses on CRIIMI MAE's need for liquidity, the ability to obtain bankruptcy court approval of the Agreement including the bidding protection provisions therein, the successful completion of due diligence by Apollo, the satisfaction of all conditions to closing the Agreement and reorganization financing, confirmation and effectiveness of the Plan, the outcome of discussion with the Committees and the ability to fashion an amended plan supported by the Committees that can be confirmed, the possible confirmation of an alternative plan of reorganization, the ability to obtain bankruptcy court approval of a disclosure statement, the effects of the bankruptcy proceeding on CRIIMI MAE's ongoing business, the actions of CRIIMI MAE's creditors and equity securityholders, and the outcome of litigation to which the Company is a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including its report on Form 10-K for the year ended December 31, 1998 and its Form 10-Q for the quarter ended September 30, 1999.

                             -tables to follow-

                                CRIIMI MAE Inc.

                                                            For the three                               For the nine
                                                            months ended                                months ended
                                                            September 30,                               September 30,
                                                        1999                 1998                 1999                1998
                                                   --------------       --------------       -------------       --------------
TAX BASIS (LOSS) INCOME:*

Interest Income:
    Subordinated CMBS                              $   52,333,298     $    52,395,877         $ 157,805,773       $ 130,151,012
     Insured Mortgage Securities                        8,034,760          10,662,386            25,424,098          33,528,290
    Originated loans
                                                        8,615,000           8,859,416            26,103,642          11,609,111
                                                   --------------     ---------------         -------------       --------------
      Total interest income                            68,983,058          71,917,679           209,333,513         175,288,413
                                                   --------------     ---------------         -------------       --------------
Interest and related expenses:
    Fixed-rate collateralized bond obligations-CMBS    15,086,365          10,952,081            42,026,829          21,346,189
    Fixed-rate collateralized mortgage obligations-
      Insured                                           7,444,587          10,505,463            25,588,113          31,454,375
    Fixed-rate collateralized mortgage obligations-
      originated loans                                  6,993,622           6,252,522            20,236,880           8,214,837
    Fixed-rate senior unsecured notes                   2,422,918           2,429,137             7,264,134           7,260,484
    Variable-rate secured borrowings-CMBS              12,696,769          17,852,948            39,221,197          44,028,716
    Other financing facilities                          1,782,362             998,342             5,211,072           2,043,701

      Total interest expense                           46,426,623          48,990,493           139,548,225         114,348,302
                                                   --------------     ---------------         -------------       -------------

    Net interest margin                                22,556,435          22,927,186            69,785,288          60,940,111
                                                   --------------     ---------------         -------------       -------------

    Equity in earnings from investments                   784,398           1,604,836             1,055,045           7,272,272
    Other income                                          448,941           1,060,487             1,872,481           3,871,685
    Net gains on mortgage security dispositions           318,788           1,222,504             2,286,331           1,386,652
    Gain on originated loan dispositions                  114,543                  --               392,279                  --
    General and administrative expenses                (2,719,847)         (4,639,864)           (9,003,036)        (10,694,471)
    Gain on installment note                                   --            (331,831)                   --                  --
    Loss on warehouse obligation                      (36,328,173)                 --           (36,328,173)                 --
    Loss on property foreclosure                         (319,104)                 --              (319,104)                 --
    Reorganization Items                               (1,241,899)                 --           (11,892,484)                 --
                                                   ---------------    ----------------        --------------      --------------
                                                      (38,942,353)         (1,083,868)          (51,936,661)          1,836,138

   Tax basis (Loss) income before preferred
     dividends                                     $  (16,385,918)         21,843,318            17,848,627          62,776,249

Dividends accrued or paid on preferred shares          (1,400,297)         (1,942,377)           (4,182,792)         (5,499,881)

   Tax basis (Loss) income available to common
     shareholders                                  $  (17,786,215)         19,900,941            13,665,835          57,276,368

*Net of minority interest, where applicable

---------------------------------------------------------------------------------------------------------------------------------

TAX BASIS (LOSS) INCOME PER SHARE:

Total tax basis (loss) income per share            $        (0.33)    $          0.41         $        0.26        $       1.22

Weighted Average Shares                                53,553,161          48,504,819            53,553,161          46,919,645

---------------------------------------------------------------------------------------------------------------------------------

Dividends Paid on common shares                    $           --                0.40                    --                1.17

---------------------------------------------------------------------------------------------------------------------------------

                                  CRIIMI MAE Inc.

                                               For the three months ended            For the nine months ended
                                                     September 30,                         September 30,

                                              1999              1998                 1999                  1998
                                        ---------------   ---------------     -----------------     ----------------
FINANCIAL STATEMENT NET INCOME (LOSS) (ON A CONSOLIDATED BASIS):

Interest Income:
    Subordinated CMBS                   $   38,786,620    $    38,880,750     $     115,690,376     $    105,319,710
     Insured Mortgage Securities             8,034,760         10,662,386            25,424,098           33,528,290
    Originated loans                         8,615,000          8,869,367            26,103,642           11,619,062
                                        ---------------   ----------------    -----------------     ----------------
      Total interest income                 55,436,380         58,412,503           167,218,116          150,467,062
                                        ---------------   ----------------    -----------------     ----------------
Interest and related expenses:
    Fixed-rate collateralized bond
      obligations-CMBS                       6,301,697          2,206,724            15,750,983            7,375,905
    Fixed-rate collateralized mortgage
      obligations-insured                    7,813,936          9,892,249            24,523,097           30,546,774
    Fixed-rate collateralized mortgage
      obligations-originated loans           7,059,676          6,369,272            20,309,804            8,367,438
    Fixed-rate senior unsecured notes        2,281,251          2,429,137             6,843,753            7,260,484
    Variable-rate secured borrowings-CMBS   12,659,064         17,778,579            39,026,518           43,637,039
    Other financing facilities               1,767,577            998,342             5,166,265            1,941,800
                                        ---------------    ---------------    -----------------     -----------------
      Total interest expense                37,883,201         39,674,303           111,620,420           99,129,440
                                        ---------------   ----------------    -----------------     ----------------
    Net interest margin                     17,553,179         18,738,200            55,597,696           51,337,622
                                        ---------------   ----------------    -----------------     ----------------
    Gain on sale of CMBS                            --          (340,281)                    --           28,800,408
    Equity in earnings (losses) from
      investments                              260,199           (57,546)            (1,225,417)           2,187,150
    Other income                               448,941          1,060,595             1,872,481            3,872,576
    Net gains on mortgage security
      dispositions                             265,789            966,654             1,851,601              920,820
    Gains on originated loan dispositions       74,616                 --               234,826                   --
    General and administrative expenses     (2,702,353)        (4,636,806)           (8,953,507)         (10,667,797)
    Amortization of assets acquired in
      the Merger                              (719,394)          (719,394)           (2,158,182)          (2,158,182)
    Loss on warehouse obligation            (1,074,505)       (17,630,390)           (8,000,000)         (17,630,390)
    Unrealized loss on reverse repurchase
      obligation                                    --         (4,091,346)                   --           (4,091,346)
    Reorganization Items                    (4,606,002)                --           (15,552,783)                  --
                                        ---------------   ----------------    -----------------     ----------------
                                            (8,052,709)       (25,448,514)          (31,930,981)           1,233,239


Minority interest in net income of
  consolidated subsidiary                           --              1,312                    --              (40,052)

Net Income ( Loss) before dividends
  accrued or paid on preferred shares        9,500,470         (6,709,002)           23,666,715           52,530,809

Dividends accrued or paid on preferred
  shares                                    (1,400,297)        (1,942,377)           (4,182,792)          (5,499,881)

Net Income (Loss) available to common
  shareholders                          $    8,100,173    $    (8,651,379)    $      19,483,923     $     47,030,928

--------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENT EARNINGS PER SHARE:

Total GAAP basis income (loss) per
  share-Basic                           $           0.15  $          (0.18)   $            0.37     $           1.02

Weighted Average Shares-Basic                 53,553,161        48,298,007           53,373,719           46,178,885


Total GAAP basis income (loss) per
  share-Diluted                         $           0.14  $          (0.18)   $            0.33     $           0.98

Weighted Average Shares -Diluted              61,759,810        48,298,007           61,171,289           49,113,845


--------------------------------------------------------------------------------------------------------------------------

                                 CRIIMI MAE Inc.

Balance Sheet Data:

                                                                      As of                As of
                                                               September 30,1999      December 31, 1998
Subordinated CMBS                                              $ 1,216,002,889         $  1,274,185,678

Insured Mortgage Securities                                    $   410,356,899              488,095,221

Investment in Originated Loans                                 $   481,499,820         $    499,076,030

Total assets                                                   $ 2,347,148,530         $  2,437,917,953

Shareholders' Equity                                           $   258,548,264         $    307,876,905
--------------------------------------------------------------------------------------------------------------------------
